SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported): March 12, 1999



                      STATE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        Wisconsin                   0-18166                    39-1489983
   --------------------       ---------------------        --------------------
     (State or other             (Commission File              (IRS Employer
     jurisdiction of                 Number)                Identification No.)
      incorporation)

                           10708 West Janesville Road
                         Hales Corners, Wisconsin 53130
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 425-1600
                       ----------------------------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

       State Financial Services Corporation, a Wisconsin corporation, and a bank holding company ("SFSC"), and First Waukegan Corporation, an Illinois corporation, and parent company of the Bank of Northern Illinois, N.A. ("FWC"), have entered into an Agreement and Plan of Merger, dated as of March 12, 1999 (the "Merger Agreement"), providing for the merger of a wholly owned subsidiary of SFSC with and into FWC (the "Merger"). The Merger Agreement has been approved by the Board of Directors of both companies and, subject to the approval of the shareholders of FWC and the receipt of various regulatory approvals, the Merger is expected to be completed during the third quarter of 1999. If consummated, the Merger will be treated as a purchase for accounting purposes.

       Under the terms of the Merger Agreement, each issued and outstanding share of common stock, $.01 par value per share, of FWC (the "FWC Common Stock") shall be converted into the right to receive approximately $40.185958 (the "Common Stock Consideration") and each option to purchase a share of FWC Common Stock (the "FWC Option") shall be converted into the right to receive approximately $21.185953 (the "Option Consideration," together with the Common Stock Consideration collectively referred to herein as the "Merger Consideration"). The Common Stock Consideration and the Option Consideration may be adjusted in the event FWC Options are exercised or shares of FWC Common Stock are bought or sold by the First Waukegan Corporation Employee Stock Ownership Plan; provided, however, that the total Merger Consideration shall not exceed Twenty-Eight Million Dollars ($28,000,000) minus bonuses to be paid to certain employees of FWC immediately prior to the effective time of the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

       (a)    Not applicable.

       (b)    Not applicable.

       (c) The Exhibits furnished with this Current Report on Form 8-K are listed on the attached Exhibit Index.

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION


Date:    April 6, 1999                By:    /s/Michael A. Reindl
                                            ------------------------------------
                                             Michael A. Reindl,
                                             Senior Vice President, Controller
                                             and  Chief Financial Officer

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



                                  EXHIBIT INDEX

   Exhibit Number                         Exhibit Description

         2.1 Agreement and Plan of Merger, dated as of March 12, 1999, by and between State Financial Services Corporation and First Waukegan Corporation.

        99.1 Press Release of State Financial Services Corporation dated March 12, 1999.



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